Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of United Parcel Service, Inc. (the “Corporation”) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chairman of the Board and Chief Executive Officer of the Corporation, certifies that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael L. Eskew

Michael L. Eskew
Chairman and Chief Executive Officer
May 15, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to United Parcel Service, Inc. and will be retained by United Parcel Service, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.